                                                                   Exhibit 10.23


AMENDMENT NO. 3 TO CREDIT AGREEMENT AMONG UNITED ROAD SERVICES INC., URS SOUTHWEST, INC., URS NORTHEAST, INC., FAST TOWING, INC., CITY TOWING INC., EL PASO TOWING, INC., URS OF TENNESSEE, INC., KEN LEHMAN ENTERPRISES INC., URS MIDWEST, INC., URS WEST, INC., URS SOUTHEAST, INC., ROUSE'S BODY SHOP INC., AUTO SERVICE CENTER, GARRY'S WRECKER SERVICE, INC., ENVIRONMENTAL AUTO REMOVAL, INC., E&R TOWING & GARAGE, INC., BILL & WAG'S, INC. AND ARRI BROTHERS, INC., AS BORROWERS; GENERAL ELECTRIC CAPITAL CORPORATION, AS A LENDER, AND AS AGENT FOR LENDERS; AND THE OTHER LENDERS

          This Amendment No. 3 to Credit Agreement, dated as of February 14, 2002 (this "Amendment"), is entered into by and among United Road Services, Inc. ("URSI"), URS Southwest, Inc., URS Northeast, Inc., Fast Towing, Inc., City Towing Inc., El Paso Towing, Inc., URS of Tennessee, Inc., Ken Lehman Enterprises Inc., URS Midwest, Inc., URS West, Inc., URS Southeast, Inc., Rouse's Body Shop Inc., Auto Service Center, Garry's Wrecker Service, Inc., Environmental Auto Removal, Inc., E&R Towing & Garage, Inc., Bill & Wag's, Inc. and Arri Brothers, Inc. (each a "Borrower" and, collectively, "Borrowers"), as Borrowers; General Electric Capital Corporation, as a Lender, and as Agent for Lenders; and the other Lenders.

                                    RECITALS

      A. Borrowers, Agent, Lenders, and Fleet Capital Corporation, as a Lender and as Documentation Agent, are parties to that certain Credit Agreement, dated as of July 20, 2000, as amended by Amendment No. 1 thereto, dated as of September 25, 2000 and Amendment No. 2 thereto, dated as of March 30, 2001 (as so amended and as hereafter further amended, restated or otherwise modified, the "Credit Agreement").


      B. Borrowers have notified Agent and Lenders that Events of Default are in existence under the Credit Agreement as a result of Borrowers' breach of the following financial covenants set forth in Annex G (Section 6.10) to Credit Agreement (i) for the three Fiscal Quarters ended September 30, 2001: "Minimum EBITDA" (Section (c) of Annex G), (ii) for the three Fiscal Quarters ended September 30, 2001: "Minimum Fixed Charge Coverage Ratio" (Section (b) of Annex
G), (iii) for the twelve month period ended December 31, 2001: "Minimum Fixed Charge Coverage Ratio" (Section (b) of Annex G), (iv) for the twelve month period ended December 31, 2001: "Minimum EBITDA" (Section (c) of Annex G) and
(v) for the period ended as of the date hereof: "Minimum Excess Borrowing Availability" (Section (d) of Annex G) (such Events of Default are collectively referred to in this Amendment as the "Existing Events of Default").

      C. URS Midwest, Inc. has acquired all of the issued and outstanding capital stock of Auction Transport, Inc., a Missouri corporation ("ATI") pursuant to a contribution from URSI in connection with that certain Stock Purchase Agreement, dated as of January 16, 2002, among URSI, ATI and Manheim Services Corporation (the "ATI Acquisition");

      D.  The consummation of the ATI Acquisition on January 16, 2002 violates
Section 6.1 of the Credit Agreement and constitutes an Event of Default under the Credit Agreement (the "ATI Acquisition Event of Default");

      E. Borrowers have requested that Agent and Lenders waive the Existing Events of Default, consent to the ATI Acquisition, waive the ATI Acquisition Event of Default and otherwise amend the Credit Agreement, all as and to the extent set forth in this Amendment.

      F. Agent and Lenders are desirous of waiving the Existing Events of Default, consenting to the ATI Acquisition, waiving the ATI Acquisition Event of Default and amending the Credit Agreement, all as and to the extent set forth herein and pursuant to the terms and conditions set forth in this Amendment.

      G. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.


          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Revolving Credit Advances and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

          1.   Definitions. Except to the extent otherwise specified herein,
               -----------
capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
                                    -------

          2.   Waivers.
               -------

          2.1. Existing Events of Default. Agent and Lenders hereby waive the
               --------------------------
Existing Events of Default. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Default or Event of Default under the Credit Agreement or any other Loan Document.

          3.   Consent and Waiver.
               ------------------

          3.1. ATI Acquisition. Agent and Lenders hereby consent to the ATI
               ---------------
Acquisition and waive the ATI Acquisition Event of Default; provided, that, the
                                                            --------
ATI Acquisition shall have met the following conditions:


          (a) the ATI Acquisition shall not subject Agent or Lenders to regulatory or third party approvals in connection with the exercise of their rights and remedies under the Credit Agreement or any other Loan Document;

          (b) URSI shall have obtained all necessary third party consents and approvals in connection with the ATI Acquisition;

          (c) the capital stock so acquired in the ATI Acquisition shall be acquired by URSI free and clear of all Liens and all Indebtedness;

          (d) no Indebtedness shall be incurred or assumed to finance the ATI Acquisition unless otherwise expressly permitted under the Credit Agreement, including as amended by this Amendment, other than no more than $500,000 of prepaid expenses, which will be reimbursed by the Sellers pursuant to the Stock Purchase Agreement relating to the ATI Acquisition;

          (e) Agent, on behalf of itself and Lenders, shall have been granted a first priority perfected security interest in and pledge of all (100%) of the capital stock being acquired pursuant to the ATI Acquisition and certificates representing all (100%) of the shares of ATI shall have been delivered to Agent, along with stock powers endorsed in blank;

          (f) ATI shall have executed and delivered a Security Agreement, UCC financing statements and all other agreements, instruments, documents, certificates or filings requested by Agent, each in form and substance satisfactory to Agent;

          (g)  after giving effect to the ATI Acquisition and this Amendment,
      (i) no Default or Event of Default shall exist and (ii) Borrowers shall be in compliance with all of the terms and conditions contained in this Amendment and the Credit Agreement;

          (h) ATI shall be a Borrower for all purposes of the Credit Agreement (including the guaranty provisions of Article 12 thereof) and the other Loan Documents, provided that none of ATI's accounts or vehicles shall constitute Eligible Accounts or Eligible Vehicles in any respect unless and until (x) Agent shall have completed a field examination and collateral audit of ATI with results satisfactory to Agent and (y) Agent shall otherwise, in its commercially reasonable judgment, consent to such inclusion.

          (i) ATI shall hereby represent and warrant that it has does not now have nor will it acquire any Subsidiaries; and

          (j) Borrowers shall provide to Agent and Lenders copies of the Stock Purchase Agreement and all other agreements, instruments, financial information and documents relating to the ATI Acquisition, which Stock Purchase Agreement and other agreements, instruments, financial information and documents shall be on terms and conditions, and in form and substance, satisfactory to the Agent.


      The foregoing waiver and consent is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver and consent is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Default or Event of Default under the Credit Agreement or any other Loan Document.

          4.   Amendments. The Credit Agreement is hereby amended as follows:
               ----------

          4.1. Annex A. Each definition from Annex A to the Credit Agreement set
               -------
forth below is amended and restated in its entirety to read as follows:

          "Account Debtor" means any Person who may become obligated to any Credit Party under, with respect to, or on account of, an Account, Chattel Paper or General Intangibles (including a payment intangible).

          "Accounts" means all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, or Instruments), (including any such obligations that may be characterized as an account or contract right under the Code), (b) all of each Credit Party's rights in, to and under all purchase orders or receipts for goods or services, (c) all of each Credit Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all rights to payment due to any Credit Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, for energy provided or to be provided, for the use or hire of a vessel under a charter or other contract, arising out of the use of a credit card or charge card, or for services rendered or to be rendered by such Credit Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Credit Party), (e) all health care insurance receivables and (f) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

          "Chattel Paper" means any "chattel paper," as such term is defined in the Code, including electronic chattel paper, now owned or hereafter acquired by any Credit Party.

          "Code" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory
        -------- -------
provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent's or any Lender's Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term "Code" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

          "Documents" means all "documents," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located.

          "Equipment" means all "equipment," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located and, in any event, including all such Credit Party's machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment, including embedded software and peripheral equipment and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

          "Fixtures" means all "fixtures" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party.

          "General Intangibles" means all "general intangibles," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including all right, title and interest that such Credit Party may now or hereafter have in or under any Contract, all payment intangibles, customer lists, Licenses, Copyrights, Trademarks, Patents, and all applications therefor and reissues, extensions or renewals thereof, rights in Intellectual Property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark or Trademark License), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life, key man and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged Stock and Investment Property, rights of indemnification, all books and records, correspondence, credit files, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Credit Party or any computer bureau or service company from time to time acting for such Credit Party.

          "Goods" means all "goods" as defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, including embedded software to the extent included in "goods" as defined in the Code, manufactured homes, standing timber that is cut and removed for sale and unborn young of animals.

          "Instruments" means all "instruments," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all promissory notes and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Inventory" means all "inventory," as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, wherever located, and in any event including inventory, merchandise, goods and other personal property that are held by or on behalf of any Credit Party for sale or lease or are furnished or are to be furnished under a contract of service, or that constitute raw materials, work in process, finished goods, returned goods, or materials or supplies of any kind, nature or description used or consumed or to be used or consumed in such Credit Party's business or in the processing, production, packaging, promotion, delivery or shipping of the same, including all supplies and embedded software.

          "Investment Property" means all "investment property" as such term is defined in the Code now owned or hereafter acquired by any Credit Party, wherever located, including (i) all securities, whether certificated or uncertificated, including stocks, bonds, interests in limited liability companies, partnership interests, treasuries, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Credit Party, including the rights of any Credit Party to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts of any Credit Party; (iv) all commodity contracts of any Credit Party; and (v) all commodity accounts held by any Credit Party.

          "Proceeds" means "proceeds," as such term is defined in the Code, including (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Credit Party from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Credit Party from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (c) any claim of any Credit Party against third parties (i) for past, present or future infringement of any Patent or Patent License, or (ii) for past, present or future infringement or dilution of any Copyright, Copyright License, Trademark or Trademark License, or for injury to the goodwill associated with any Trademark or Trademark License, (d) any recoveries by any Credit Party against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, Collateral, (e) all amounts collected on, or distributed on account of, other Collateral, including dividends, interest, distributions and Instruments with respect to Investment Property and pledged Stock, and (f) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of Collateral and all rights arising out of Collateral.

          4.2. Additional Definitions. The following defined terms are added to
               ----------------------
Annex A to the Credit Agreement in alphabetical order:

          "Deposit Accounts" means all "deposit accounts" as such term is defined in the Code, now or hereafter held in the name of any Credit Party.

          "Letter-of-Credit Rights" means letter-of-credit rights as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, including rights to payment or performance under a letter of credit, whether or not such Credit Party, as beneficiary, has demanded or is entitled to demand payment or performance.

          "Software" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Credit Party, other than software embedded in any category of goods, including all computer programs and all supporting information provided in connection with a transaction related to any program.

          "Supporting Obligations" means all supporting obligations as such term is defined in the Code, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments, or Investment Property.

          "Uniform Commercial Code jurisdiction" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform

Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

          4.3. Article 5. Article 5, Affirmative Covenants, is hereby amended by
               ---------
inserting the following new Sections 5.14 and 5.15 at the end thereof:

          "5.14 ATI as Borrower. Each of the Borrowers (including ATI) hereby
                ---------------
acknowledges and agrees that ATI shall become and is hereby made a party to the Credit Agreement and each other Loan Document as a Borrower. Each of the Borrowers (including ATI) hereby acknowledges and agrees that ATI shall be a Borrower under the Credit Agreement; provided that none of ATI's accounts or vehicles shall constitute Eligible Accounts or Eligible Vehicles in any respect unless and until (x) Agent shall have completed a field examination and collateral audit of ATI and (y) Agent shall otherwise, in its commercially reasonable judgment, consent to such inclusion.

          5.15 ATI Covenants. (a) ATI shall be a Borrower under and for the
               -------------
purposes of the Credit Agreement and the other Loan Documents. ATI covenants and agrees to perform, comply with and be bound by each of the terms, conditions, representations, warranties, covenants and other provisions contained in the Credit Agreement (including, without limitation, the provisions applicable to Borrower under the guaranty provisions of Article 12) and each other Loan Document that are applicable to a Borrower or a Credit Party hereunder or thereunder.

          (b) ATI and each other Borrower covenants and agrees to permit Agent to conduct an initial and such subsequent field examinations and collateral audits of ATI's accounts or vehicles as Agent may from time to time request, all at Borrowers' expense. In connection with each such field examination and collateral audit, ATI and each other Borrower shall cooperate with and assist Agent as and to the extent reasonably requested by Agent."

          4.4. Section 6.18. Section 6.18 is hereby amended and restated to read
               ------------
in its entirety as follows:

          "6.18 Leases; Real Estate Purchases. No Credit Party shall enter into
                -----------------------------
any operating lease for Equipment or Real Estate, if the aggregate of all such operating lease payments payable in any year (or other period, as applicable) for all Credit Parties on a consolidated basis would exceed the following:

          $13,000,000 for the year ended 12/31/02;

          $12,000,000 for the year ended 12/31/03;

          $11,500,000 for the year ended 12/31/04; and

          $5,500,000 for the period beginning 1/1/05 through and including 7/20/05."

          4.5. Minimum Fixed Charge Coverage Ratio. The Minimum Fixed Charge
               -----------------------------------
Coverage Ratios set forth in Section (b) of Annex G (Section 6.10) to the Credit Agreement for the 12-month periods ended at the end of each Fiscal Quarter set forth below (provided, however, that (w) in the case of Borrowers' Fiscal
             --------  -------
Quarters ended March 31, 2002, March 31, 2003, March 31, 2004 and March 31, 2005, this financial covenant shall be measured for the Fiscal Quarter then ended, (y) in the case of Borrowers' Fiscal Quarter ended, June 20, 2002, June 30, 2003, June 30, 2004 and June 30, 2005, this financial covenant shall be measured for the two Fiscal Quarters then ended, and (z) in the case of Borrowers' Fiscal Quarter ended September 30, 2002, September 30, 2003, and September 30, 2004, this financial covenant shall be measured for the three Fiscal Quarters then ended), are hereby replaced with the following:

          Fiscal Quarter Ending          Minimum Fixed Charge Coverage Ratio
          ---------------------          -----------------------------------

          March 31, 2002                  1.0 to 1.0

          June 30, 2002                  1.05 to 1.0

          September 30, 2002              1.1 to 1.0

          December 31, 2002               1.1 to 1.0

          March 31, 2003                  1.0 to 1.0

          June 30, 2003                   1.1 to 1.0

          September 30, 2003              1.2 to 1.0

          December 31, 2003               1.2 to 1.0

          March 31, 2004                  1.3 to 1.0

          June 30, 2004                   1.3 to 1.0

          September 30, 2004              1.4 to 1.0

          December 31, 2004               1.4 to 1.0

          March 31, 2005                  1.5 to 1.0

          June 30, 2005                   1.5 to 1.0

          4.6. Minimum EBITDA. The Minimum EBITDA amounts set forth in Section
               --------------
(c) of Annex G (Section 6.10) to the Credit Agreement for each of the 12-month periods ended at the end of each Fiscal Quarter set forth below (provided,
                                                                 --------
however, that (w) in the case of Borrowers' Fiscal Quarters ended March 31,
-------
2002, March 31, 2003, March 31, 2004 and March 31, 2005, this financial covenant shall be measured for the Fiscal Quarter then ended, (y) in the case of Borrowers' Fiscal Quarters ended June 30, 2002, June 20, 2003, June 30, 2004 and June 30, 2005, this financial covenant shall be measured for the two Fiscal Quarters then ended, and (z) in the case of Borrowers' Fiscal Quarters ended September 30, 2002, September 30, 2003 and September 30, 2004, this financial covenant shall be measured for the three Fiscal Quarters then ended), and for each of the Fiscal Quarters ending thereafter, are hereby replaced with the following:

          Fiscal Quarter Ending                      Minimum EBITDA
          ---------------------                      --------------

          March 31, 2002                             $ 2,900,000

          June 30, 2002                              $ 6,650,000

          September 30, 2002                         $10,200,000

          December 31, 2002                          $13,750,000

          March 31, 2003                             $ 3,650,000

          June 30, 2003                              $ 7,900,000

          September 30, 2003                         $12,400,000

          December 31, 2003                          $16,900,000

          March 31, 2004                             $ 4,600,000

          June 30, 2004                              $ 9,700,000

          September 30, 2004                         $15,000,000

          December 31, 2004                          $20,200,000

          March 31, 2005                             $ 5,300,000

          June 30, 2005                              $11,200,000

          4.7. Minimum Excess Borrowing Availability. Annex G (Section 6.10) to
               -------------------------------------
the Credit Agreement is hereby amended by deleting Section (d) thereof and inserting the following in its place:

               "(d)  Minimum Excess Borrowing Availability. (i) Excess Borrowing
                     -------------------------------------
      Availability shall not be less than (i) $2,000,000 during any period of three (3) consecutive Business Days for the period beginning on the date hereof and ending on February 15, 2002, (ii) $3,000,000 during any period of three (3) consecutive Business Days for the period beginning on February 16, 2002 and ending on March 15, 2002 and (iii) $4,000,000 during any period of three (3) consecutive Business Days thereafter.

               (ii) After March 15, 2002, excess Borrowing Availability shall not be less than $4,000,000 for more than a total of ten (10) Business Days during any period of ninety (90) consecutive days during the remaining term of this Agreement."

          5.   Conditions Precedent to Effectiveness. The effectiveness of the
               -------------------------------------
waivers set forth in Section 2, the consent and waiver set forth in Section 3 and the amendments set forth in Section 4 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

          5.1. Amendment. This Amendment shall have been duly executed and
               ---------
delivered by the Borrowers, Agent and Lenders.

          5.2. No Default. No Default or Event of Default (other than the
               ----------
Existing Events of Default) shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated thereby.

          5.3. Amendment Fee. Borrowers shall have paid an amendment fee to
               -------------
Agent, for the account of each Lender which has approved this Amendment, as evidenced by such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an amount equal to 0.25% (i.e., 25 basis points) of such approving Lender's Commitments immediately prior to the effectiveness of this Amendment.

          5.4. Satisfaction of Section 3.1. Each of the conditions set forth in
               ---------------------------
Section 3.1 of this Amendment shall have been satisfied in a manner, and in form and substance, satisfactory to Agent.

          5.5. Miscellaneous. Agent and Lenders shall have received such other
               -------------
agreements, instruments and documents as Agent or Lenders may reasonably request.

          6.   Reference to and Effect Upon the Credit Agreement and other Loan
               ----------------------------------------------------------------
Agreements.
----------

          6.1. Except for the specific consent provided for in Section 3 above and as specifically amended in Section 4 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

          6.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific waivers in Section 2 above and specific consent and waiver in Section 3 above), or to any amendment or modification of any term or condition (except as specifically consented to in Section 3 above and specifically amended in Section 4 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

          7.   Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

          8.   Costs and Expenses. As provided in Section 11.3 of the Credit
               ------------------
Agreement, Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

          9.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

          10.  Headings. Section headings in this Amendment are included herein
               --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.


                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment No. 3 to Credit Agreement has been duly executed as of the date first written above.


                                    BORROWERS:


                                    UNITED ROAD SERVICES, INC.


                                    By:   /s/ Patrick J. Fodale
                                       -----------------------------------------
                                    Name:     Patrick J. Fodale
                                         ---------------------------------------
                                    Title:    Chief Financial Officer
                                          --------------------------------------


                                    URS SOUTHWEST, INC.

                                    URS NORTHEAST, INC.

                                    FAST TOWING, INC.

                                    CITY TOWING INC.

                                    EL PASO TOWING, INC.

                                    URS OF TENNESSEE, INC.

                                    KEN LEHMAN ENTERPRISES INC.

                                    URS MIDWEST, INC.

                                    URS WEST, INC.

                                    URS SOUTHEAST, INC.

                                    ROUSE'S BODY SHOP INC.

                                    AUTO SERVICE CENTER

                                    GARRY'S WRECKER SERVICE, INC.

                                    ENVIRONMENTAL AUTO REMOVAL, INC.

                                    E&R TOWING & GARAGE, INC.

                                    BILL & WAG'S, INC.

                                    ARRI BROTHERS, INC.


                                    By:   /s/ Patrick J. Fodale
                                       -----------------------------------------
                                    Name:     Patrick J. Fodale
                                         ---------------------------------------
                                    Title:    Chief Financial Officer
                                          --------------------------------------


                                    AUCTION TRANSPORT, INC., as a Borrower


                                    By:   /s/ Patrick J. Fodale
                                       -----------------------------------------
                                    Name:     Patrick J. Fodale
                                         ---------------------------------------
                                    Title:    Chief Financial Officer
                                          --------------------------------------

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION,
                                    as Agent and Lender

                                    By:   /s/ Charles Fenton
                                       -----------------------------------------
                                          Duly Authorized Signatory

                                    FLEET CAPITAL CORPORATION,
                                    as Lender


                                    By:   /s/ Thomas Karlov
                                       -----------------------------------------
                                    Name:     Thomas Karlov
                                         ---------------------------------------
                                    Title:    Sr. V.P.
                                          --------------------------------------

                                    LASALLE BUSINESS CREDIT, INC.,
                                    as Lender


                                    By:   /s/ Anthony Lavinio
                                       -----------------------------------------
                                    Name:     Anthony Lavinio
                                         ---------------------------------------
                                    Title:    Assistant Vice President
                                          --------------------------------------

                                    COMERICA BANK,
                                    as Lender

                                    By:   /s/ Russell A. Stokes
                                       -----------------------------------------
                                    Name:     Russell A. Stokes
                                         ---------------------------------------
                                    Title:    Vice President
                                          --------------------------------------